                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER STRATEGIC
MUNICIPAL INCOME TRUST

                 "... We're very optimistic about the prospects
                     for municipal bonds. They represent an
                     extremely attractive investment. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
6
Year 2000
7
Portfolio Composition
Portfolio Statistics
8
Portfolio Of
Investments
12
Report Of
Independent Auditors
13
Financial Statements
15
Notes To
Financial Statements
17
Financial Highlights
18
Description Of
Dividend Reinvestment Plan
21
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED NOVEMBER 30, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    KEMPER STRATEGIC MUNICIPAL
    INCOME TRUST                   5.99%      4.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  11/30/98   11/30/97
--------------------------------------------------------------------------------
    NET ASSET VALUE                 $12.24     $12.29
--------------------------------------------------------------------------------
    MARKET PRICE                    $12.81     $13.06
--------------------------------------------------------------------------------

Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors. (See prospectus for more details)

The fund may invest up to 50 percent in lower rated securities, which represent greater risk of default and price volatility than other high quality bonds.

As a non-diversified investment company the fund may invest more than 5 percent of its assets in the security of a particular issuer. These special risk considerations are discussed in the prospectus.

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1998

                                    KEMPER STRATEGIC
                                       MUNICIPAL
                                      INCOME TRUST
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:                    $ 0.7700
--------------------------------------------------------------------------------
    NOVEMBER DIVIDEND:                  $ 0.0625
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)             6.13%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                5.85%
--------------------------------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION
    RATE:
    (BASED ON NET ASSET VALUE AND
    A 37.1% FEDERAL INCOME TAX
    RATE)                                  9.75%
--------------------------------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION
    RATE:
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)         9.30%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, distribution rates, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified time period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE


[MIER PHOTO]

CHRISTOPHER MIER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION IN 1989. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A VOLATILE YEAR WHEN U.S. GOVERNMENT BOND PRICES WERE DRIVEN BY EVENTS ABROAD, MUNICIPAL BONDS PERFORMED REASONABLY WELL. BELOW, LEAD PORTFOLIO MANAGER CHRIS MIER DISCUSSES THE FORCES THAT AFFECTED THE MUNICIPAL BOND MARKET, AND HOW THE FUND WAS POSITIONED IN RESPONSE.

Q     CHRIS, WHAT WERE THE CENTRAL FORCES THAT AFFECTED THE MARKET FOR MUNICIPAL
BONDS IN 1998?

A     The last year was somewhat unusual because factors outside the U.S. played a significant role in the performance of municipal bonds. The market was impacted first by developments in Asia, then in Russia and Latin America.

      Indications of potential economic and currency problems in Asian countries had been circulating throughout the summer of 1997. Investors began to realize that the outsized growth experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was fueled largely by intense investor speculation worldwide. Increasingly, investors began to doubt the ability of these countries to make the tough fiscal and monetary decisions to justify the value of their currencies. Just after the fiscal year began, this uncertainty came to a head, culminating in November as the Hong Kong stock market imploded, and a number of Asian countries devalued their currencies.

      In 1998, Russia effectively devalued the ruble, and Latin American countries, specifically Brazil, also started to experience problems.

      Ironically, the problems abroad led to strong performance by government bonds here in the U.S. Investors opted for the relatively safe haven of Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper imports of foreign goods to put a damper on U.S. inflation, and lower exports to impede U.S. economic growth.

This suggested lower interest rates in the future, a positive for bonds, and continuing turmoil further increased demand for U.S. government bonds. The result was that Treasuries staged a powerful rally in August and September.

      As the gloom regarding foreign markets deepened, however, it became clear that the Federal Reserve (the Fed) was becoming increasingly concerned with the specter of a serious decline in the liquidity of capital markets. To help head off such a debacle, the Fed reduced short-term interest rates three times: on September 29, October 16 and on November 17. The cuts re-energized world stock markets and sparked a pullback in the U.S. bond market as the fiscal year drew to a close.

      Overall, it was a volatile year for bonds, but performance was good. According to the Lehman Long Government Bond Index, long-term government bonds provided a total return of 15.51 percent, far in excess of the 3 percent annual inflation rate.

Q     DID MUNICIPAL BONDS ENJOY THE SAME KIND OF RALLY?

A     Municipal bonds managed a reasonably good year, with the Lehman Municipal
Bond Index rising 7.76 percent. But the municipal market's progress was impeded by very heavy issuance. The declining rate environment that characterized the majority of the year increased the supply of municipal bonds in two ways:

      1) New issues -- new bond offerings flooded the market as local governments tried to capitalize on low interest rates to beef up

PERFORMANCE UPDATE


infra structure such as highways and water/sewer projects.

  2) Refinancing bonds -- when rates decline, municipal issuers look to refinance their debt, just like private homeowners refinance their mortgages when rates fall. So municipal governments issued new lower-yielding bonds to replace the higher-yielding ones.
  As the year began, it looked as if we might experience a record year for issuance. But as volatility increased during the fall of 1998, issuance slacked off. Nevertheless, volume this year has been extraordinarily heavy by historical standards.
  Much of this supply has been sopped up by hedge funds and "crossover" buyers, primarily investors who usually buy taxable bonds, but who have recognized the outstanding value in municipals. Such "non-traditional" buyers have helped offset the glut of issuance.

Q     WHAT DID YOU DO TO HELP THE FUND RESPOND TO THE MARKET'S CONDITIONS?

A     This is what we did:

  1. We strove to improve average call protection whenever possible.

  2. We worked to increase the fund's stake in higher-yielding municipal securities when they met our stringent credit tests.

  3. We kept the fund fully invested.

Q     YOU MENTIONED THAT CROSSOVER BUYERS HAVE BEGUN TO "RECOGNIZE THE
OUTSTANDING VALUE IN MUNICIPALS." WHAT OUTSTANDING VALUE DO YOU MEAN?

A     Municipal bonds offer attractive value right now for several reasons.
First, the heavy supply of municipal bonds has kept yields from declining as fast as Treasuries. Thus, at the end of the fiscal year, municipal bonds actually offered a higher yield than Treasuries -- an unusual state of affairs. Second, that relatively high yield doesn't even take into account the tax advantage, which further enhances the attractiveness of municipal bonds versus Treasuries. Therefore, municipal bonds give you a better real return, that is, what you have left after taking into account the effects of taxes and inflation.

      Finally, municipal bonds are not currently experiencing some of the credit problems other markets -- such as those for corporate bonds or emerging foreign bonds -- are facing.

Q     SO YOUR OUTLOOK FOR THE MUNICIPAL MARKET IS PRETTY BRIGHT AT THIS POINT.

A     We're very optimistic about the prospects for municipal bonds. They represent an extremely attractive investment. Their value versus other fixed income securities is only one reason. There are others. For example, the strong economy and low interest rates have increased tax revenues and allowed municipal governments to strengthen their balance sheets. So in our experience credit quality has never been better for many states.

      The Federal Reserve has demonstrated its commitment to stimulating domestic economic growth and encouraging liquid capital markets. As investors look for value in bond markets, the municipal market seems an obvious choice.

      And finally, the volatility in other markets over the last 12 months has shown the importance of diversification. Because the stock market has advanced strongly over the last three years, many investors' portfolios may have become a little stock-heavy. They may want to take some money out of stocks and put it in bonds to rebalance and help stabilize their portfolios, and municipal bonds right now may be a smart way to do that.

YEAR 2000

Year 2000 Issue

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the municipalities whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO COMPOSITION

PORTFOLIO COMPOSITION*

REPRESENTING THE FUND'S COMPOSITION AS OF NOVEMBER
30, 1998

------------------------------------------------------
               HOLDINGS                        PERCENT
------------------------------------------------------
1.          REVENUE BONDS                          73%
------------------------------------------------------
2.          U.S. GOVERNMENT SECURED                23%
------------------------------------------------------
3.          GENERAL OBLIGATIONS                     1%
------------------------------------------------------
4.          CASH AND EQUIVALENTS                    3%
------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

--------------------------------------------------------------------------------
                                               ON 11/30/98      ON 11/30/97
--------------------------------------------------------------------------------
    AAA                                             10%               5%
--------------------------------------------------------------------------------
    AA                                               2                6
--------------------------------------------------------------------------------
    A                                                1                1
--------------------------------------------------------------------------------
    BBB                                             19               24
--------------------------------------------------------------------------------
    BB                                               3                3
--------------------------------------------------------------------------------
    B                                                4                4
--------------------------------------------------------------------------------
    Not rated+                                      61               57
--------------------------------------------------------------------------------
                                                   100%             100%

                                               [PIE CHART]      [PIE CHART]
                                               ON 11/30/98      ON 11/30/97

+ These securities are not rated by S&P or Moody's, however they are rated by Scudder Kemper
  Investments, Inc. as follows: AAA 15%, A 3%, BBB
  8%, BB 31% and B 4% for November 30, 1998, and
  AAA 19%, A 2%, BBB 7%, BB 23% and B 6% for
  November 30, 1997.

The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY*

--------------------------------------------------------------------------------
                                               ON 11/30/98      ON 11/30/97
--------------------------------------------------------------------------------
    Average Maturity                           16.3 years       16.1 years
--------------------------------------------------------------------------------

*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

Portfolio of Investments at November 30, 1998
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                              ISSUER                                     PRINCIPAL AMOUNT   VALUE
----------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                         New York City, NY, Gen. Oblg., 7.50%, to be called
                                           8-15-99 @ 101.50                                    $ 1,935   $  2,024
                                         Lehigh County, PA, General Purpose Auth., Wiley
                                           House, Rev., 8.65%, to be called 11-1-99 @ 102        2,085      2,227
                                         Cuyahoga County, OH, Health Care Facilities, Judson
                                           Retirement Community Center, Rev., 8.875%, to be
                                           called 11-15-99 @ 103                                 2,500      2,704
                                         Marion County, OH, Health Care Facilities, United
                                           Church Homes, Inc., Rev., 8.875%, to be called
                                           12-1-99 @ 103                                         2,780      3,014
                                         Lombard, IL, Tax Increment Rev., 8.80%, to be called
                                           6-1-00 @ 102                                          1,315      1,442
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to be
                                           called 6-1-00 @ 102                                   2,390      2,599
                                         West Plains, MO, Industrial Dev. Auth., Ozarks
                                           Medical Center Proj. Rev., 8.625%, to be called
                                           9-15-00 @ 102                                         1,940      2,148
                                         Woodward Municipal Auth., OK, Hospital Rev., 9.25%,
                                           to be called 11-1-00 @ 102                            1,750      1,965
                                         Itasca, IL, Central Manufacturing District, Special
                                           Service Area, Rev., 8.375%, to be called 12-1-00 @
                                           102                                                   2,245      2,494
                                         Greene County, PA, Gen. Oblg., 8.75%, to be called
                                           12-1-00 @ 100                                         1,625      1,790
                                         Coconino County, AZ, Industrial Dev. Auth., The
                                           Guidance Center, Inc. Proj., Rev., 9.25%, to be
                                           called 6-1-01 @ 102                                   1,710      1,947
                                         Medical Care Facilities Finance Agcy., NY, Rev.,
                                           7.30%, to be called 8-15-01 @ 102                        40         45
                                         City and County of Denver, CO, Airport System Rev.,
                                           8.75%, to be called 11-15-01 @ 102                      265        307
                                           8.00%, to be called 11-15-01 @ 100                      660        723
                                           7.50%, to be called 11-15-04 @ 102                      170        204
                                         Chicago, IL, Tax Increment Allocation, Central
                                           Station Proj., Rev., 8.90%, to be called 1-1-05 @
                                           100                                                   1,930      2,325
                                         Arapahoe County, CO, Capital Improvement Trust Fund,
                                           Rev., zero coupon, to be called 8-31-05 @ 71.45       5,000      2,716
                                         -----------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--23.4%                        30,674
                                         -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                           ISSUER                                        PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
ILLINOIS--7.7%                           Chicago, O'Hare International Airport, International
                                           Terminal, Special Rev., 8.20%, 2024                 $ 1,200   $  1,422
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                              1,955      2,102
                                         Health Facility Auth., Rev., 8.625%, 2009               2,275      2,458
                                         St. Charles, Multifamily Housing, Wessel Court
                                           Proj., Rev., 7.60%, 2024                              1,925      2,011
                                         Village of University Park, Tax Increment, Governors
                                           Gateway Industrial Park, Rev., 8.50%, 2011            1,855      2,127
                                         ----------------------------------------------------------------------------
                                                                                                           10,120
---------------------------------------------------------------------------------------------------------------------
INDIANA--7.0%                            Health Facilities Finance Auth., Fayette Memorial
                                           Hospital Proj., Rev., 7.20%, 2022                     2,800      3,039
                                         Health Facilities Finance Auth., Rev., 5.875%, 2029     3,000      2,973
                                         Housing Finance Auth., Residential Mortgage, Rev.,
                                           8.375%, 2020                                          1,105      1,134
                                         Indianapolis Airport Auth., United Air Lines, Inc.
                                           Proj., Rev., 6.50%, 2031                              1,900      2,043
                                         ----------------------------------------------------------------------------
                                                                                                            9,189
---------------------------------------------------------------------------------------------------------------------
MICHIGAN--6.3%                           Gogebic County, Hospital Finance Auth., Grand View
                                           Hospital Proj., Rev., 8.75%, 2016                     2,250      2,445
                                         Hillsdale Hospital Finance Auth., Rev., 5.25%, 2026     1,450      1,407
                                         Madison Heights, Tax Increment Finance Auth., Rev.,
                                           8.50%, 2001                                             520        552
                                         Strategic Funding, Ltd., Holland Home Corp., Rev.,
                                           5.75%, 2028                                           2,000      1,997
                                         Tawas City, Hospital Finance Auth., St. Joseph
                                           Health System, Rev., 5.60% and 5.75%, 2013 and
                                           2023                                                  1,840      1,862
                                         ----------------------------------------------------------------------------
                                                                                                            8,263
---------------------------------------------------------------------------------------------------------------------
FLORIDA--5.2%                            Manatee County, First Mortgage, Meditrust Proj.,
                                           Rev., 7.35%, 2015                                     1,635      1,852
                                         Martin County Industrial Dev. Auth., Indiantown
                                           Congeneration, L.P. Proj., Rev., 7.875%, 2025         1,500      1,732
                                         Nassau County, Amelia Island Care Center Proj.,
                                           Rev., 9.75%, 2023                                     1,960      2,265
                                         Orlando Florida Special Assessment, Rev., 5.80%,
                                           2026                                                  1,000        991
                                         ----------------------------------------------------------------------------
                                                                                                            6,840
---------------------------------------------------------------------------------------------------------------------
TEXAS--5.0%                              Abilene County Health Facility Dev., Rev., 5.90%,
                                           2025                                                  2,500      2,475
                                         Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           8.25%, 2019                                           2,000      2,046
                                         Houston, Airport System Special Facilities,
                                           Continental Airlines, Inc., Improvement Projs.,
                                           Rev., 6.125%, 2027                                    2,000      2,059
                                         ----------------------------------------------------------------------------
                                                                                                            6,580
---------------------------------------------------------------------------------------------------------------------
ARIZONA--5.0%                            Flagstaff Industrial Dev. Auth., Rev., 6.30%, 2038      2,000      1,987
                                         Health Facilities Auth., The New Foundation Proj.,
                                           Rev., 8.25%, 2019                                     2,375      2,210
                                         Pima County Industrial Dev. Auth., Larson Co. Proj.,
                                           Rev., 9.50%, 2010                                     2,000      2,344
                                         ----------------------------------------------------------------------------
                                                                                                            6,541

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                           ISSUER                                        PRINCIPAL AMOUNT   VALUE
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO--4.7%                         Albuquerque Nursing Home, West Mesa Center Proj.,
                                           Rev., 9.75%, 2014                                   $ 1,305   $  1,372
                                         Farmington, Pollution Control, San Juan Proj., Rev.,
                                           6.30% and 6.95%, 2016 and 2020                        3,500      3,822
                                         Truth or Consequences Nursing Home, Sierra Health
                                           Care, Inc., Rev., 9.75%, 2014                           875        904
                                         ----------------------------------------------------------------------------
                                                                                                            6,098
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.4%                         Foothill/Eastern Transportation Corridor Agcy., Toll
                                           Road Rev., zero coupon, 2026                         11,500      2,759
                                         Sacramento County, Bradshaw Road Proj., Rev., 7.20%,
                                           2015                                                  1,225      1,266
                                         San Diego, Detention Facility, Certificates of
                                           Participation, 8.00%, 2002                              275        295
                                         San Joaquin Hills Transportation Corridor Agcy.,
                                           Senior Lien Toll Road Rev., zero coupon, 2020         4,300      1,508
                                         ----------------------------------------------------------------------------
                                                                                                            5,828
---------------------------------------------------------------------------------------------------------------------
CONNECTICUT--3.3%                        Dev. Auth., Pierce Memorial Baptist Home, Inc.
                                           Proj., Rev., 9.25%, 2018                              2,000      2,174
                                         Greenwich Housing Auth., Multifamily Housing Rev.,
                                           6.35%, 2027                                           2,000      2,078
                                         ----------------------------------------------------------------------------
                                                                                                            4,252
---------------------------------------------------------------------------------------------------------------------
IOWA--3.2%                               Finance Auth., Healthcare Facilities, On With Life,
                                           Inc. Proj., Rev., 7.25%, 2015                         2,000      2,168
                                         Lake City, Health Care Facility, Opportunity Living
                                           Proj., Rev., 10.00%, 2015                             2,000      2,074
                                         ----------------------------------------------------------------------------
                                                                                                            4,242
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.1%                       Columbia County, Industrial Dev. Auth., First
                                           Mortgage, First Street Association Proj., Rev.,
                                           9.00%, 2014                                           1,790      1,864
                                         Higher Educational Facilities Auth., Philadelphia
                                           College of Textiles & Science, Rev., 6.70%, 2014      2,000      2,206
                                         ----------------------------------------------------------------------------
                                                                                                            4,070
---------------------------------------------------------------------------------------------------------------------
NEW YORK--2.5%                           Medical Care Facilities Finance Agcy., Rev., 7.30%,
                                           2021                                                     20         22
                                         New York City, Gen. Oblg., 7.00% and 7.50%, 2010          530        543
                                         Port Auth. of New York and New Jersey, LaGuardia
                                           Airport Passenger Terminal, Rev., 9.125%, 2015        2,500      2,756
                                         ----------------------------------------------------------------------------
                                                                                                            3,321
---------------------------------------------------------------------------------------------------------------------
MISSOURI--2.1%                           St. Louis, Tax Increment, Scullin Redev. Proj.,
                                           Rev., 10.00%, 2010                                    2,115      2,695
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NEVADA--1.8%                             Housing Division, Single Family Mortgage Program,
                                           Rev., 7.90% and 6.50%, 2021 and 2028                  2,280      2,412
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%                      Worcester, Briarwood Retirement Community, Salem
                                           Community Corp., Rev., 9.25%, 2022                    1,945      2,216
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.7%                      Higher Educational and Health Facilities Auth.,
                                           United Church of Christ-Havenwood, Rev., 7.45%,
                                           2025                                                  2,000      2,206
                                         ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                           ISSUER                                          PRINCIPAL AMOUNT   VALUE
----------------------------------------------------------------------------------------------------------------------
COLORADO--1.6%                           City and County of Denver, Airport System Rev., 7.50%
                                           to 8.75%, 2023 through 2025                          $ 1,805   $  2,063
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MINNESOTA--1.4%                          Sauk Rapids, Industrial Dev., Gold N Plump Poultry
                                           Proj., Rev., 9.50%, 2005                               1,705      1,799
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%                     Aiken County, Hospital Facilities, Mattie C. Hall
                                           Health Care Center Proj., Rev., 8.625%, 2010           1,500      1,533
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%                           Woodward Municipal Auth., Hospital Rev., 8.50%, 2014     1,335      1,524
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
NEW JERSEY--1.1%                         Economic Dev. Auth., Rev., 5.875%, 2026                    200        208
                                         Educational Facilities Auth., Caldwell College, Rev.,
                                           7.25%, 2025                                            1,100      1,199
                                         -----------------------------------------------------------------------------
                                                                                                             1,407
----------------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         NE, Investment Finance Auth., Single Family Housing
ONE PERCENT--2.7%                          Rev., 6.70%, 2026                                        500        536
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                       610        634
                                         UT, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 6.65%, 2026                                      1,135      1,221
                                         WI, Health & Educational Facilities Auth., Rev.,
                                           6.35%, 2017                                              600        614
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                        500        533
                                         -----------------------------------------------------------------------------
                                                                                                             3,538
                                         -----------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--73.9%                           96,737
                                         -----------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.3%
                                         (Cost: $115,622)                                                  127,411
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--3.25% to 3.50%
INSTRUMENTS--2.1%                        Due--December 1998
                                         (Cost: $2,800)                                           2,800      2,800
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.4%
                                         (Cost: $118,422)                                                  130,211
                                         -----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                          795
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $131,006
                                         -----------------------------------------------------------------------------




--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $118,422,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation on investments was $11,897,000, the gross unrealized depreciation was $108,000 and the net unrealized appreciation on investments was $11,789,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $118,422)                                                $130,211
------------------------------------------------------------------------
Cash                                                                 336
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 1,881
------------------------------------------------------------------------
  Interest                                                         2,688
------------------------------------------------------------------------
    TOTAL ASSETS                                                 135,116
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            3,963
------------------------------------------------------------------------
  Management fee                                                     119
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              18
------------------------------------------------------------------------
  Trustees' fees and others                                           10
------------------------------------------------------------------------
    Total liabilities                                              4,110
------------------------------------------------------------------------
NET ASSETS                                                      $131,006
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $119,137
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (188)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        11,789
------------------------------------------------------------------------
Undistributed net investment income                                  268
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $131,006
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($131,006 / 10,704 shares outstanding)                            $12.24
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED November 30, 1998
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $9,279
----------------------------------------------------------------------
Expenses:
  Management fee                                                   789
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            64
----------------------------------------------------------------------
  Professional fees                                                 50
----------------------------------------------------------------------
  Reports to shareholders                                           45
----------------------------------------------------------------------
  Trustees' fees and other                                          66
----------------------------------------------------------------------
    Total expenses                                               1,014
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            8,265
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                        338
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (985)
----------------------------------------------------------------------
Net loss on investments                                           (647)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $7,618
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED NOVEMBER 30,
                                                                   1998                 1997
------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment income                                          $  8,265               8,512
------------------------------------------------------------------------------------------------
  Net realized gain                                                   338                  59
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              (985)              1,650
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                7,618              10,221
------------------------------------------------------------------------------------------------
Distribution from net investment income                            (8,199)             (8,695)
------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(55 shares and 90 shares, respectively)                               692               1,135
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                          111               2,661
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of year                                                 130,895             128,234
------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$268 and $202, respectively)                                     $131,006             130,895
------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Municipal
                             Income Trust is registered under the Investment
                             Company Act of 1940 as a non-diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The fund incurred a management fee of $789,000 for the year ended
                             November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's business to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no direct payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $34,359
                             Proceeds from sales                          33,842

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------------
                                                      1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.29     12.14     12.19     11.54     12.36
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .77       .80       .82       .83       .83
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.05)      .17      (.05)      .64      (.80)
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .72       .97       .77      1.47       .03
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .77       .82       .82       .82       .82
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --        --        --       .03
--------------------------------------------------------------------------------------------------------
Total dividends                                          .77       .82       .82       .82       .85
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.24     12.29     12.14     12.19     11.54
--------------------------------------------------------------------------------------------------------
Market value, end of year                             $12.81     13.06     12.38     12.13     11.63
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------
Based on net asset value                                5.99%     8.28      6.58     13.09       .12
--------------------------------------------------------------------------------------------------------
Based on market value                                   4.36%    12.87      9.19     11.70       .74
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
Expenses                                                 .77%      .76       .74       .76       .75
--------------------------------------------------------------------------------------------------------
Net investment income                                   6.29%     6.62      6.82      6.97      6.92
--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $131,006   130,895   128,234   127,844   120,689
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%       13        31         8        11
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the year.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------
Pursuant to Section 852 of the Internal Revenue Code, the fund designates $75,000, as capital gain dividends for the year ended November 30, 1998, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC MUNICIPAL INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998 for Kemper Strategic Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                               For      Withheld
   James E. Atkins           9,522,605   141,461
   Arthur R. Gottschalk      9,541,897   122,169
   Frederick T. Kelsey       9,535,763   128,502
   Thomas W. Littauer        9,538,313   125,753
   Daniel Pierce             9,527,060   137,005
   Fred B. Renwick           9,534,790   129,276
   John B. Tingleff          9,565,501    98,565
   John G. Weithers          9,556,732   107,333

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

                     For       Against     Abstain

                 9,543,100    25,517      95,448

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK S. CASADY                 KATHRYN L. QUIRK
Chairman and Trustee         President                      Vice President

JAMES E. AKINS               PHILIP J. COLLORA              LINDA J. WONDRACK
Trustee                      Vice President and             Vice President
                             Secretary
ARTHUR R. GOTTSCHALK                                        MAUREEN E. KANE
Trustee                      JOHN R. HEBBLE                 Assistant Secretary
                             Treasurer
FREDERICK T. KELSEY                                         CAROLINE PEARSON
Trustee                      ANN M. MCCREARY                Assistant Secretary
                             Vice President
THOMAS W. LITTAUER                                          ELIZABETH C. WERTH
Trustee & Vice President     CHRISTOPHER J. MIER            Assistant Secretary
                             Vice President
FRED B. RENWICK                                             BRENDA LYONS
Trustee                      ROBERT C. PECK, JR.            Assistant Treasurer
                             Vice President
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


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